                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                PMC Capital, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                PMC CAPITAL, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                             WEDNESDAY, MAY 12, 1999


To the Shareholders of PMC CAPITAL, INC.:


         The Annual Meeting of Shareholders of PMC Capital, Inc. (the "Company") will be held at its corporate headquarters, 18111 Preston Road, Suite 600, Dallas, Texas, on Wednesday May 12, 1999, at 9:30 a.m., local time, for the following purposes:

         (1) To elect three directors, each to hold office for a term of three years and until their respective successors shall have been elected and qualified;

         (2) To ratify the appointment of PricewaterhouseCoopers LLP as the independent public accountants of the Company; and

         (3) To transact such other business as may properly come before such meeting.

         April 2, 1999 has been fixed as the date of record for determining shareholders entitled to receive notice of and to vote at the Annual Meeting.

                                             By Order of the Board of Directors,



                                             Lance B. Rosemore,
                                             Secretary

April 12, 1999

         YOUR VOTE IS IMPORTANT. PLEASE DATE, VOTE, SIGN AND MAIL BACK THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. THE ENCLOSED RETURN ENVELOPE MAY BE USED FOR THAT PURPOSE.

                                PMC CAPITAL, INC.
                               18111 PRESTON ROAD
                                    SUITE 600
                               DALLAS, TEXAS 75252


                                 PROXY STATEMENT


         The persons named in the accompanying form of proxy have been authorized to solicit proxies from shareholders of PMC Capital, Inc. (the "Company") on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on May 12, 1999 (the "Annual Meeting") and at any adjournments thereof. The notice of the Annual Meeting, the proxy statement and the form of proxy are mailed to shareholders of the Company on or about April 12, 1999. Any shareholder giving a proxy in the accompanying form will retain the power to revoke it prior to its exercise by later proxy received by the Company or by giving notice of revocation to the Company in writing or at the Annual Meeting.

                         RECORD DATE; VOTING SECURITIES

         The record date for shareholders entitled to vote at the Annual Meeting is the close of business on April 2, 1999 (the "Record Date") at which time the Company had issued and outstanding 11,829,116 shares of its common stock, par value $.01 per share (the "Common Stock"). The Common Stock is the only class of capital stock of the Company issued and outstanding. In deciding all questions, a holder of Common Stock shall be entitled to one vote for each share.

                          PURPOSE OF THE ANNUAL MEETING

         At the Annual Meeting, the Company's shareholders will be asked to consider and vote on the following proposals:

         (i) To elect three directors for terms to expire at the 2002 annual meeting of shareholders and until their respective successors have been elected and qualified;

         (ii) To ratify the appointment of PricewaterhouseCoopers LLP as the independent public accountants of the Company; and

         (iii) To transact such other business as may properly come before the Annual Meeting.

The Board of Directors does not know of any other matter that is to come before the Annual Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have directions to vote on such matters in accordance with their best judgment.

                         QUORUM AND VOTING REQUIREMENTS

         The holders of record of a majority of the outstanding shares of Common Stock at the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present or represented at the Annual Meeting, the shareholders present or represented at the Annual Meeting may adjourn the Annual Meeting from time to time without notice other than announcement at the Annual Meeting until a quorum is obtained.

         Each share of Common Stock may be voted for up to three (3) individuals (the number of directors to be elected) as directors of the Company. The three
(3) nominees for director receiving the highest number of votes cast by holders of shares of Common Stock present or represented by proxy at the Annual Meeting, if a quorum is present thereat, will be elected as directors by the Company. It is intended that, unless authorization to vote for one or more nominees for director is withheld, proxies will be voted FOR the election of all of the nominees set forth in this Proxy Statement.

         Approval of a majority of the shares of Common Stock represented and voting at the Annual Meeting will be necessary for ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants for the Company for the year ending December 31, 1999.

         Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Annual Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum and of determining the outcome of any matter submitted to the shareholders for a vote; however, abstentions will not be deemed outstanding and, therefore, will not be counted in the tabulation of votes on the proposals presented to the shareholders.

         The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners and as to which the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

                              RIGHT TO REVOKE PROXY

         Any shareholder giving the proxy enclosed with the Proxy Statement has the power to revoke such proxy at any time prior to the exercise thereof by giving notice of such revocation, or by delivering a later-dated proxy, to the Secretary of the Company prior to the Annual Meeting. Shareholders will also have an opportunity to revoke their proxies by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).


                            I. ELECTION OF DIRECTORS

GENERAL

         The Company's Articles of Incorporation currently provide for a Board of Directors of not less than five (5) and no more than twenty (20) directors, as fixed, from time to time, by the Board of Directors. Pursuant to the Articles of Incorporation, the directors are divided into three classes, with each class serving a three-year term and one class being elected by the shareholders annually. The Board of Directors currently consists of nine (9) members divided among the three classes of directors.

NOMINEES

         Set forth below is the principal occupation of, and certain other information with respect to, each of the nominees for election as a director of the Company, to hold office until the 1999 annual meeting of shareholders and until their respective successors shall have been elected and qualified. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO ELECT THE THREE NOMINEES FOR DIRECTORS.

         MR. ROBERT DIAMOND - Mr. Diamond, 67, has been an attorney for 42 years. He is currently of counsel to the law firm of Diamond & Diamond, P.A., Millburn, New Jersey. He served as a director of the Company from 1982 to 1992 and rejoined the Board of Directors in January 1994. He served as a member of the Board of Directors of Allstate Financial Corporation from 1991 to 1993.
He has managed personal investments since 1991.

         DR. MARTHA R. GREENBERG(1) - Dr. Greenberg, 47, has practiced optometry for 25 years in Russellville, Alabama and currently serves as Chairman of the Board of Trustees of Southern College of Optometry. Dr. Greenberg has been a


--------
     (1) Martha R. Greenberg is the daughter of Dr. Fredric M. Rosemore. Consequently, she may be deemed to be an "interested person" as defined under the Investment Company Act of 1940, as amended (the "Investment Company Act").

trust manager of PMC Commercial Trust, a Texas real estate investment trust and an affiliate of the Company ("PMC Commercial") since May 1996 and a director of the Company since 1984.

         MR. LEE RUWITCH - Mr. Ruwitch, 85, is currently the owner of a ministorage facility, Regency Storage, Inc. which is located in West Palm Beach, Florida. Mr. Ruwitch has been involved with the daily management of personal investments since he sold a major legal newspaper business in 1986. He is the President of LFR Corporation. He sold his interests in TCA Joint Venture in Miami in 1997. He is involved with the management of the Francien and Lee Ruwitch Charitable Foundation in Miami, Florida. Mr. Ruwitch was a director of the Company from 1984 to December 1993 and rejoined the board in September 1994.

DIRECTORS CONTINUING IN OFFICE

         Set forth below is the principal occupation of, and certain other information with respect to, each director of the Company who is continuing in office following the Annual Meeting.

         DR. FREDRIC M. ROSEMORE(2) - Dr. Rosemore, 75, has been the Chairman of the Board and Treasurer of the Company since 1983. From 1990 to 1992, Dr. Rosemore was a Vice President of the Company and from 1979 to 1990, Dr. Rosemore was the President of the Company. For many years he was engaged in diverse businesses, including the construction of apartment complexes, factory buildings, and numerous commercial retail establishments. From 1948 to 1980, Dr. Rosemore practiced optometry. He has been a director of the Company since 1983. His term as a director expires in 2000.

         MR. LANCE B. ROSEMORE(2) - Mr. Rosemore, 50, has been Chief Executive Officer of the Company since May 1992, President of the Company since 1990 and Secretary since 1983. From 1990 to May 1992, Mr. Rosemore was Chief Operating Officer of the Company. Previously, Mr. Rosemore owned a consumer finance company and was employed by C.I.T. Financial and United Carolina Bank Shares. Mr. Rosemore has been a trust manager of PMC Commercial since June 1993 and a director of the Company since 1983. His term as Director expires in 2000.

         DR. ANDREW S. ROSEMORE(2) - Dr. Rosemore, 52, has been Chief Operating Officer of the Company since May 1992 and Executive Vice President of the Company since 1990. From 1988 to May 1990, Dr. Rosemore was Vice President of the Company. From 1973 to 1988, Dr. Rosemore owned and managed commercial rental properties, apartment complexes and factory buildings. Since 1972, Dr. Rosemore has been a licensed physician in Alabama. Dr. Rosemore has been a trust manager of PMC Commercial since June 1993 and Chairman of the Board of PMC Commercial since January 1994 and a director of the Company since 1989. His term as Director expires in 2000.

         DR. IRVIN M. BORISH - Dr. Borish, 86, served as Benedict (Distinguished) Professor of Optometry at the University of Houston after retiring from Indiana University, where he holds the status of Professor Emeritus. He operated a private practice of optometry for over thirty years. He is the author of a major text in his field and holds five patents in contact lenses. He has been a director of the Company since 1989. His term as director expires in 2001.

         MR. THOMAS HAMILL - Mr. Hamill, 45, is vice president of Jardine Sayer & Company, Inc., the United States reinsurance intermediary subsidiary of Jardine Lloyd Thompson plc. From 1989 through 1996, Mr. Hamill was the President of Caliban Holdings Ltd. ("Caliban") and its subsidiaries, including Belvedere Insurance Company Ltd. ("Belvedere"). From September 1986 through December 1989, Mr. Hamill was Vice President of Belvedere Corporation. Mr. Hamill is a non-executive director and Chairman of the Board of Caliban, Belvedere and Midlands Management Corporation. Mr. Hamill has been a director of the Company since 1992, when he was elected pursuant to an agreement between the Company and Belvedere in April 1991 whereby the directors of the Company agreed at that time to support a representative of Caliban Holdings in his candidacy for director in exchange for Belvedere's purchase of 185,000 shares of Common Stock. His term as director expires in 2001.


--------
     (2) Mr. Lance B. Rosemore and Dr. Andrew S. Rosemore are the sons of Dr. Fredric M. Rosemore. Dr. Fredric M. Rosemore and Dr. Andrew S. Rosemore each own in excess of 5% of the outstanding shares of Common Stock. Consequently, all such persons may be deemed to be "interested persons" as defined under the Investment Company Act of 1940.

         MR. BARRY A. IMBER - Mr. Imber, 52, has been a principal of Imber and Company, Certified Public Accountants, or its predecessor, since 1982. Imber and Company was the independent certified public accountant for the Company and its subsidiaries for the years ended December 31, 1988 through December 31, 1991. Mr. Imber was trust manager of PMC Commercial from September 1993 to March 1995 and a director of the Company since March 1995. His term as director expires in 2001.

NOMINATIONS FOR ELECTION TO THE BOARD OF DIRECTORS

         The Company does not have a nominating committee. The Board of Directors considers persons who will be eligible or desirable for membership on the Board of Directors. Names are solicited from all directors and an effort is made to obtain information with respect to all such potential nominees for the position of director. Shareholders wishing to recommend candidates for consideration by the Board of Directors can do so by writing to the Secretary of the Company at its offices in Dallas, Texas.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors had four regular (including video and telephonic conferences) meetings, and conducted no special meetings, during 1998. Each person who was a director for the entire year attended or participated in at least 75% of all regular meetings held by the Board of Directors and all committees on which such director served during such year. Non-employee directors were compensated $500 for each meeting they attended. The Company reimburses the directors for the travel expenses incurred by them in connection with such meetings.

         The Audit Committee of the Board of Directors is currently comprised of Mr. Thomas Hamill and Mr. Barry Imber. The principal functions of the Audit Committee are to oversee the financial reporting policies, the accounting issues, the portfolio valuation and the entire audit function of the Company. The Audit Committee reports its activities to the Board of Directors. The Audit Committee holds meetings at such times as may be required for the performance of its functions and, during the year ended December 31, 1998, held one meeting.

         There is no compensation committee; however, the Board of Directors as a whole performs the functions of such committee. The Company has appointed an Independent Directors Committee currently consisting of Dr. Borish, Mr. Hamill, Mr. Ruwitch, Mr. Diamond and Mr. Imber, each of whom is otherwise disinterested with respect to the Company. The Independent Directors Committee, which held four meetings during 1998, reviews all proposed affiliated transactions to ensure that such transactions do not violate the appropriate provisions of the Investment Company Act.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company has no Compensation Committee. Each of Mr. Lance B. Rosemore and Dr. Andrew S. Rosemore participated in deliberations of the Company's Board of Directors concerning executive compensation for the year ended December 31, 1998. Mr. Lance Rosemore and Dr. Andrew Rosemore serve as executive officers and members of the Board of Trust Managers of PMC Commercial.

                               EXECUTIVE OFFICERS

         The following table sets forth the names and ages of the executive officers of the Company (each of whom serves at the pleasure of the Board of Directors), all positions held with the Company by each individual, and a description of the business experience of each individual for at least the past five years.

          Name             Age                 Title
          ----             ---                 -----

Dr. Fredric M. Rosemore    75           Chairman of the Board and Treasurer

Mr. Lance B. Rosemore      50           President, Chief Executive
                                                 Officer and Secretary

Dr. Andrew S. Rosemore     52           Executive Vice President and
                                                 Chief Operating Officer

Mr. Jan F. Salit           48           Executive Vice President,
                                                 Chief Investment Officer
                                                 and Assistant Secretary

Mr. Barry N. Berlin        38           Chief Financial Officer

Ms. Mary J. Brownmiller    44           Senior Vice President

Ms. Cheryl T. Murray       32           General Counsel

         For a description of the business experience of Drs. Fredric Rosemore and Andrew Rosemore and Mr. Lance Rosemore, see "Directors Continuing in Office" above.

         MR. SALIT has been Executive Vice President of the Company since May 1993 and Chief Investment Officer since March 1994. Mr. Salit has also been Executive Vice President of PMC Commercial since June 1993 and Chief Investment Officer and Assistant Secretary since January 1994. From 1979 to 1992, Mr. Salit was employed by Glenfed Financial Corporation and its predecessor company, Armco Financial Corporation, a commercial finance company, holding various positions including Executive Vice President and Chief Financial Officer.

         MR. BERLIN has been Chief Financial Officer of the Company since November 1992. Mr. Berlin has also been Chief Financial Officer of PMC Commercial since June 1993. From August 1986 to November 1992, he was an audit manager with Imber & Company, Certified Public Accountants. Mr. Berlin is a certified public accountant.

         MS. BROWNMILLER has been Senior Vice President of the Company since 1992 and Vice President of the Company since November 1989. Ms. Brownmiller has also been Senior Vice President of PMC Commercial since June 1993. From 1987 to 1989, she was Vice President for Independence Mortgage, Inc., a Small Business Association ("SBA") lender. From 1976 to 1987, Ms. Brownmiller was employed by the SBA, holding various positions including senior loan officer. Ms. Brownmiller is a certified public accountant.

         MS. MURRAY has been General Counsel of the Company since March 1994. Ms. Murray has also been General Counsel of PMC Commercial since March 1994. From 1992 to 1994 she was associated with the law firm of Johnson & Gibbs, P.C. and practiced in the financial services department. Ms. Murray earned her law degree from Northwestern University School of Law.

MANAGEMENT COMPENSATION

         The following table sets forth the aggregate amount of compensation paid by the Company during 1998 to each of the three highest paid executive officers and to all directors of the Company during fiscal year 1998.

SUMMARY COMPENSATION TABLE

                                                                                                                 Total
                                                                      Profit Sharing          Total Profit      Compensation
                       Capacities in Which                             Contribution         Sharing Benefits        Paid
                          Remuneration             Aggregate          Accrued During           Accrued         by Company
  Name of Person            Received            Compensation (1)    Last Fiscal Year (2)       to Date        to Directors
  --------------            --------           ----------------    --------------------       -------        ------------
Dr. Fredric M. Rosemore  Chairman of Board        $ 87,500              $ 9,068              $205,413
Mr. Lance B. Rosemore    President, Chief          379,410               19,670               222,853
                         Executive Officer
Dr. Andrew S. Rosemore   Executive Vice            357,515               19,670               187,594
                         President, Chief
                         Operating Officer
Mr. Jan F. Salit         Executive Vice            197,272               19,670                73,077
                         President, Chief
                         Investment Officer
Dr. Irvin M. Borish      Director                                                                              $ 1,500
Mr. Thomas Hamill        Director                                                                                2,000
Mr. Barry A. Imber       Director                                                                                2,500
Dr. Martha R. Greenberg  Director                                                                                2,000
Mr. Robert Diamond       Director                                                                                1,500
Mr. Lee Ruwitch          Director                                                                                2,000

-------------------

(1) The Company has determined that the amount of perquisites and other personal benefits paid to each of the executive officers listed in the compensation table does not exceed the lesser of $50,000 or 10% of each such person's annual salary and bonus reported in such table and that the aggregate amount of perquisites and other personal benefits paid to all executive officers and directors as a group does not exceed the lesser of 10% of all such person's annual salary and bonus or $650,000 ($50,000 multiplied by 13, the number of executive officers and directors). Accordingly, none of such perquisites and other personal benefits is included in the above table.

(2) The participants in the Company's profit sharing plan (the "Plan") consist of all employees who are at least 20-1/2 years old, have been employed by the Company for six months and are employed at the end of each fiscal year or have died, become totally disabled or retired after age 65 during such fiscal year. The Plan is intended to qualify under
         Section 401(a) of the Internal Revenue Code of 1986, as amended. A required distribution of $28,699 was paid to Dr. Fredric M. Rosemore. No monies were withdrawn from the Plan during 1998 for the benefit of Mr. Lance B. Rosemore or Dr. Andrew S. Rosemore. Mr. Lance B. Rosemore and Dr. Fredric M. Rosemore are co-administrators of the Plan.

(3) The Company's 1997 Director Stock Option Plan (the "Director Plan") automatically grants options to purchase 2,000 shares to each non-employee director on the first June 1st following the effective date of the Director Plan and to each newly elected non-employee director on the first June 1st following his or her election to the Board of Directors of the Company. Additional options to purchase 1,000 shares each June 1st thereafter shall be granted to each non-employee director so long as such non-employee director is a director of the Company on such date. The options granted under the Director Plan become exercisable one year after date of grant and expire if not exercised on the earlier of (i) thirty (30) days after the option holder no longer holds office as a director for any reason and (ii) within five (5) years after the date of grant. In 1998, each non-employee director was granted an option to acquire 1,000 shares on June 1, 1998 at an exercise price of $14.125 per share.

OPTION GRANTS

         The following table sets forth information regarding stock options granted to each of the Executive Officers under the Company's 1997 Employee Share Option Plan in the fiscal year ended December 31, 1998.

                                                                                                 Potential Realizable
                                                                                                   Value at Assumed
                                Number of                                                       Annual Rates of Share
                               Securities        % of Total Options    Exercise      Final      Price Appreciation for
                           Underlying Options   Granted to Employees     Price      Exercise         Option Term
          Name                 Granted (#)         In Fiscal Year      ($/Share)      Date         (5%)        (10%)
          ----                 -----------         --------------      ---------      ----         ----        -----
Fredric M. Rosemore               5,000                 9.8%            14.0625     6/11/03       $19,426     $42,926

Lance B. Rosemore                 5,000                 9.8%            14.0625     6/11/03        19,426      42,926

Andrew S. Rosemore                5,000                 9.8%            14.0625     6/11/03        19,426      42,926

Jan F. Salit                      4,500                 8.8%            14.0625     6/11/03        17,483      38,634

Barry N. Berlin                   4,500                 8.8%            14.0625     6/11/03        17,483      38,634

Mary J. Brownmiller               3,000                 5.9%            14.0625     6/11/03        11,656      25,756

Cheryl T. Murray                  3,000                 5.9%            14.0625     6/11/03        11,656      25,756


OPTION EXERCISES AND YEAR-END OPTION VALUES

          The following table sets forth, for each of the Executive Officers, information regarding exercise of stock options during the fiscal year ended December 31, 1998 and the value of unexercised stock options as of December 31, 1998. The closing price for the Common Shares, as reported by the American Stock Exchange, on December 31, 1998 (the last trading day of the fiscal year) was $8.5625.

                                                            Number of Securities
                                 Shares                    Underlying Unexercised        Value of Unexercised In-
                                Acquired                         Options at                the-Money Options at
                                   on         Value           December 31, 1998             December 31, 1998
                                Exercise    Realized     (exercisable/unexercisable)   (exercisable/unexercisable)
        Name                      (#)          ($)                  (#)                             ($)
        ----                   ---------    ---------             ---------                       -----
Fredric M. Rosermore               -            -                 6,985(e)/                       - (e)/
                                                                  5,000(u)                        - (u)

Lance B. Rosemore                  -            -                 6,985(e)/                       - (e)/
                                                                  5,000(u)                        - (u)

Andrew S. Rosemore                 -            -                 6,985(e)/                       - (e)/
                                                                  5,000(u)                        - (u)

Jan F. Salit                       -            -                 6,500(e)/                       - (e)/
                                                                  4,500(u)                        - (u)

Barry N. Berlin                    -            -                 6,500(e)/                       - (e)/
                                                                  4,500(u)                        - (u)

Mary J. Brownmiller                -            -                 4,000(e)/                       - (e)/
                                                                  3,000(u)                        - (u)

Cheryl T. Murray                   -            -                 4,000(e)/                       - (e)/
                                                                  3,000(u)                        - (u)

(u)      Options are not exercisable within 60 days of the date hereof.
(e)      Options are exercisable within 60 days of the date hereof.


EMPLOYMENT AGREEMENTS

         The Company entered into employment agreements with Dr. Fredric M. Rosemore, Mr. Lance B. Rosemore, Dr. Andrew S. Rosemore, Mr. Jan F. Salit, Mr. Barry N. Berlin, Ms. Mary J. Brownmiller and Ms. Cheryl T. Murray. Each of these employment agreements provides for at least annual reviews by the Board of Directors of the salaries contained therein, with a mandatory minimum increase based on percentage increases to the cost of living index. In addition, the Board of Directors may determine, in its discretion, to award bonuses to each of the foregoing persons based on the Company's performance. Each of the employment agreements also provides that if a new board of directors of the Company is put in place, as a result of the acquisition of the Common Stock by an outside party or otherwise, and such new board requests the covered executive to resign or substantially modifies the duties or working conditions of the executive, the executive could resign and be entitled to be paid by the Company an amount equal to 2.99 times the average compensation paid to the executive over the last five years.

II.      RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         At a meeting held on December 4, 1998, the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act) of the Company, selected PricewaterhouseCoopers LLP as the independent public accountants of the Company for the year ending December 31, 1999, and such selection is submitted to the shareholders of the Company for ratification. PricewaterhouseCoopers LLP will perform the audit of the Company's financial statements and prepare the Company's tax returns. Representatives of PricewaterhouseCoopers LLP will be in attendance at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

         THE BOARD OF DIRECTORS RECOMMENDS THE RATIFICATION OF
PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                        INFORMATION AS TO SHARE OWNERSHIP

         On March 31, 1999, the Company had outstanding 11,829,116 shares of Common Stock. The table below lists, as of the same date, certain information regarding the beneficial ownership of the Company's Common Stock by all persons who are known by the Company to be the beneficial owners of more than 5% of the Common Stock, the directors, the executive officers and by all executive officers and directors as a group.

      Names and Addresses                        Amount and Nature of                   Percent of
      of Beneficial Owners                        Beneficial Ownership                   Ownership
      --------------------                        --------------------                   ---------
Dr. Irvin M. Borish (1)                                   142,000                           1.2%
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Robert Diamond (2)                                    350,635                           3.0%
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Dr. Martha R. Greenberg *(3)                              571,321                           4.8%
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Thomas Hamill (4)                                       8,000                           **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Barry A. Imber (5)                                      3,100                           **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Dr. Andrew S. Rosemore *(6)                               770,102                           6.5%
      18111 Preston Road, Suite 600
      Dallas, Texas  75252

Dr. Fredric M. Rosemore *(7)                              595,563                           5.0%
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Lance B. Rosemore *(8)                                242,343                           2.1%
      18111 Preston Road, Suite 600
      Dallas, Texas  75252

Mr. Lee Ruwitch (9)                                       400,216                           3.4%
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Jan F. Salit (10)                                       7,301                           **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Barry N. Berlin (11)                                    6,850                           **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Ms. Mary J. Brownmiller (12)                                6,110                           **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Ms. Cheryl T. Murray (13)                                   4,200                           **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Directors and executive officers                        3,107,741                           26.3%
as a group (13 persons)

----------------------

(1) Includes 120,000 shares held by a partnership of which Dr. Borish is the general partner, 20,000 shares held in two charitable lead trusts of which Dr. Borish is the trustee and 2,000 unexercised exercisable options.

(2) Includes 179,691 shares held in an individual retirement rollover account, 5,300 shares held in grandchildren's trusts of which Mr. Diamond is the trustee and 2,000 unexercised exercisable options.

(3) Includes 21,344 shares in which her children have a beneficial interest, 31,400 shares held in an individual retirement account, 145,000 shares held jointly with her husband, 157,917 shares held in a pension trust, 4,000 shares held by a partnership for the benefit of Dr. Greenberg, 25,300 shares held in a trust for the benefit of Dr. Greenberg and her children and 2,000 unexercised exercisable options. Does not include 225,660 shares owned by her husband, as to which shares she disclaims any beneficial interest.

(4) Includes 1,000 shares owned by Mr. Hamill's minor son and 2,000 unexercised exercisable options.

(5)     Includes 2,000 unexercised exercisable options

(6) Includes 371,332 shares held by a partnership of which Dr. Rosemore and his wife are general partners, 6,150 shares held as custodian for his children, 360,850 shares held in individual retirement accounts, 24,785 shares held in trust for the benefit of Dr. Rosemore and his children and 6,985 unexercised exercisable options.

(7) Represents shares held by a partnership of which Dr. Fredric M. Rosemore is a general partner. Also includes 6,985 unexercised exercisable options.

(8) Includes 3,749 shares in which his minor children have beneficial interest, 142,989 shares held jointly with his wife, 11,486 shares held in an individual retirement account, 26,095 shares held in trust for the benefit of Mr. Rosemore and his children, 6,600 shares held by a partnership for the benefit of Mr. Rosemore and his children, 4,020 shares owned individually by Mr. Rosemore's wife and 6,985 unexercised exercisable options.

(9) Includes 5,775 shares held in the name of his wife, 387,441 shares held in various trusts of which Mr. Ruwitch is the trustee, 5,000 shares held by a corporation controlled by Mr. Ruwitch and 2,000 unexercised exercisable options. Does not include shares owned individually by other members of his family, as to which shares he disclaims any beneficial interest.

(10) Consists of 801 shares held in an individual retirement account and includes 6,500 unexercised exercisable options.

(11)    Includes 6,500 unexercised exercisable options.

(12)    Includes 4,000 unexercised exercisable options.

(13)    Includes 4,000 unexercised exercisable options.

* Mr. Lance B. Rosemore and Dr. Andrew S. Rosemore are the sons, and Dr. Martha R. Greenberg is the daughter, of Dr. Fredric M. Rosemore. Drs. Andrew S. Rosemore and Fredric M. Rosemore each own in excess of 5% of the shares of the Company. Consequently, all such persons may be deemed to be "interested persons" as defined under the Investment Company Act.

**      Less than 1.0%


                         CERTAIN AFFILIATED TRANSACTIONS

         A corporation controlled by certain of the executive officers and directors of the Company owned the office building at 17290 Preston Road, Dallas, Texas, in which the Company leased approximately 13,426 square feet of space to use as its office space from January 1, 1998 until January 1, 1999. The terms of the lease provided for rent at $191,376 per year. The property was sold in August 1998 to an unaffiliated third party. The Company's current headquarters at 18111 Preston Road is leased from an unaffiliated third party.


                            PROPOSALS OF SHAREHOLDERS

         Proposals of shareholders that are intended by such persons to be presented at the 2000 Annual Meeting of Shareholders of the Company and to be included in the Company's proxy statement and form of proxy relating to such meeting must be received by the Company not later than December 17, 1999. Shareholder proposals will be presented at the 2000 Annual Meeting of Shareholders only to the extent that such proposals meet certain guidelines established under federal securities laws. Proposals should be sent to Mr. Lance
B. Rosemore, Secretary, 18111 Preston Road, Suite 600, Dallas, Texas 75252.

                              COSTS OF SOLICITATION

         The cost of soliciting proxies will be borne by the Company. The Company may request banks, brokerage house and other custodians, nominees and fiduciaries to forward copies of the proxy materials to beneficial holders of the shares, or to request authority for the execution of the proxies, and the Company may reimburse such banks, brokerage house and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. In addition to solicitations by mail, officers of the Company may, without extra remuneration, make supplementary solicitations of proxies personally or by telephone, telegram or cable.

                                  OTHER MATTERS

         Management of the Company is not aware of any other matters to be presented for action at the Annual Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to act in accordance with their best judgment on such matters. It is important that proxies be returned promptly to avoid unnecessary expense. Shareholders are urged, regardless of their number of shares of Common Stock, to date, sign and return the enclosed proxy. The Company's Annual Report to Shareholders is being distributed along with this Proxy Statement. If you do not receive a copy of the Annual Report, please contact the Company's Investor Relations Department at (972) 349-3200 and one will be provided to you.

                                              By Order of the Board of Directors



April 12, 1999                                LANCE B. ROSEMORE
                                              Secretary

                                PMC CAPITAL, INC.

           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints Jan F. Salit and Barry N. Berlin, and each of them, Proxies with power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of PMC Capital, Inc. held of record by the undersigned on April 2, 1999, at the Annual Meeting of Shareholders to be held in Dallas, Texas on Wednesday, May 12, 1999, at 9:30 a.m., local time, and at all adjournments thereof, with all powers the undersigned would possess if personally present. In their discretion, the Proxies are authorized to vote upon such other business that may properly come before the meeting.


1.   ELECTION OF DIRECTORS   [ ]  FOR all nominees listed    [ ] WITHHOLD AUTHORITY
                             below (except as marked to      to vote for all nominees
                             the contrary below)             listed below


 (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

                Robert Diamond, Martha R. Greenberg, Lee Ruwitch

2. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants for 1999.

         [ ] FOR                  [ ] AGAINST                 [ ] ABSTAIN

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted "FOR" Items 1 and 2.

Please sign exactly as the name appears on this Proxy. When shares are held by joint tenants, both should sign, and for signing as attorney, as executor, as administrator, trustee or guardian, please give full title as such. If held by a corporation, please sign in the full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership name by an authorized person.


                            ---------------------------------------
                            Signature


                            ---------------------------------------
                            Signature if held jointly


                            Dated:                   , 1999
                                   ------------------

================================================================================
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
================================================================================